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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 12, 1997

                            CASTLE ENERGY CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
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         (State or Other Jurisdiction of Incorporation or Organization)

         0-10990                                      76-0035225
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(Commission File Number)                   (I.R.S. Employer Identification No.)

One Radnor Corporate Center, Suite 250, 100 Matsonford Road, Radnor, PA 19087
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (610) 995-9400
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              (Registrant's telephone number, including area code)

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          (Former Name or Former Address, if Changed Since Last Report)

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         Castle Energy Corporation ("Castle"), the Registrant, submits the following information:

Item 4. Changes in Registrant's Certifying Accountant

(a) Previous independent accountants

         The Registrant reported the resignation of its former independent accountants, Price Waterhouse LLP, on Form 8-K, dated February 11, 1997.

(b) New independent accountants

         The Registrant engaged KPMG Peat Marwick LLP as its new independent accountants as of March 12, 1997. During the two most recent fiscal years and through March 12, 1997, the Registrant has not consulted with KPMG Peat Marwick LLP on items which (1) were or should have subject to Statement on Auditing Standards No. 50 or (2) concerned the subject matter of a disagreement or reportable event with the previous accountants.

      The Registrant's Audit Committee and Board of Directors approved the decision to engage KPMG Peat Marwick LLP.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               CASTLE ENERGY CORPORATION



Date: March 13, 1997                           By: /s/ RICHARD E. STAEDTLER
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                                                      Richard E. Staedtler
                                                      Chief Financial Officer
                                                      Chief Accounting Officer





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